Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:
        Form 10-KSB

Gentlemen:

As independent auditors, we hereby consent to the incorporation of our report and to all references to our firm included in or made a part of the American Enterprise Corporation Form 8-KS filed with the Securities and Exchange Commission on December 13, 2002.

Very truly yours,


/s/ Baumann, Raymondo & Company, P.A.

Baumann, Raymondo & Company, P.A.
Certified Public Accountants
Tampa, Florida
November 19, 2002